UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 20, 2007

Alternative Construction Technologies, Inc.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

0-128191	20-1776133
(Commission File Number)	(IRS Employer Identification No.)

2910 Bush Drive, Melbourne, FL	32935
(Address of Principal Executive Offices)	(Zip Code)

(321) 421-6601

Registrant’s telephone number, including area code

(Former name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02.  RESIGNATION OF OFFICER and CHANGE OF DIRECTORS.

Effective December 20, 2007, Bruce Harmon resigned as Interim Chief Financial Officer of Alternative Construction Technologies, Inc. (the “Company”). On December 20, 2007, John Wittler, CPA, was appointed by the Board of Directors to assume the position as Interim Chief Financial Officer.

Effective December 20, 2007, the Board of Directors appointed Bruce Harmon to the Board of Directors. Furthermore, he was appointed as the Chairman of the Audit Committee.

Effective December 20, 2007, the Board of Directors appointed Willis Kilpatrick and Jeffrey Saturday as the Nomination Committee, Willis Kilpatrick and Bruce Harmon as the Audit Committee, and Willis Kilpatrick and Bruce Harmon as the Compensation Committee.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

Not Applicable.

(b) Pro Forma Financial Information

Not Applicable.

(c) Exhibits:

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATIVE CONSTRUCTION COMPANY, INC.

/s/ Michael Hawkins
________________________________________
Michael Hawkins
Chief Executive Officer

Date: December 20, 2007